SchwabFunds -Registered Trademark-

                       SCHWAB
                       ANALYTICS
                       FUND -Registered Trademark-


                       Annual Report
                       October 31, 1998

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-

We are pleased to bring you this annual report for the Schwab Analytics Fund (the Fund) for the one-year period ended October 31, 1998.
The Fund seeks to achieve long-term capital growth. To meet its objective, the Fund uses quantitative techniques, proprietary software models and real-time databases to systematically select stocks that exhibit a combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500-Registered Trademark- Index (the Index) over the long term. The Fund also intends to maintain broad industry diversification similar to that of the Index. By doing so, the Fund seeks to outperform the Index over the long term without significantly increasing the risk to the investor.

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as ANALYTIC under the heading SCHWAB FUNDS. Its computer quotation symbol is SWANX.

CONTENTS

-----------------------------------------------------
A Message from the Chairman                         1
-----------------------------------------------------
What Every Investor Should Know                     2
-----------------------------------------------------
Market Overview                                     4
-----------------------------------------------------
Portfolio Management                                7
-----------------------------------------------------
Fund Performance                                    8
-----------------------------------------------------
Portfolio Summary                                   9
-----------------------------------------------------
Fund Discussion                                    10
-----------------------------------------------------
Financial Statements and Notes                     12
-----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder:
[PHOTO]

No doubt you've experienced the extreme volatility in the stock market over the past year. The 12-month reporting period ended October 31, 1998, has served as a clear example of how the performance of different asset classes can vary substantially over a given time frame. For example, domestic large-cap stocks made an impressive rebound in September and October to provide the highest asset-class returns for the period, even more spectacular when viewed against the lackluster performance of small-caps. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that's been inherent in the market for the past year.

Given this divergent performance, we think the message is clear: Expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which will suffer. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing in one of our SchwabFunds,-Registered Trademark- you've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we outline several ways to help you reach those goals by establishing--or maintaining--an ongoing investment program.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $77 billion in assets on behalf of more than 3.2 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 38 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
October 31, 1998

  THE YEAR 2000 AND EURO CONVERSION ISSUES

  Two issues with the potential to disrupt portfolio operations and affect performance are the inability of some computers to recognize the year 2000, and the conversion of certain European currencies to the euro beginning on January 1, 1999. The investment adviser will continue to take steps to enable its systems to handle these changes. With regard to the year 2000 problem, the investment adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how either of these issues will affect portfolio administration, portfolio performance (particularly for portfolios with European exposure) or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification across asset classes can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments-- such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR-INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                        No. of
                               Fixed                    Shares
                            Investment   Share Price   Purchased
------------------------------------------------------------------
Month 1                       $400          $10           40
------------------------------------------------------------------
Month 2                       $400           $8           50
------------------------------------------------------------------
Month 3                       $400           $5           80
------------------------------------------------------------------
Month 4                       $400           $8           50
------------------------------------------------------------------
Month 5                       $400          $10           40
------------------------------------------------------------------
Totals                      $2,000          $41          260
------------------------------------------------------------------

AVERAGE SHARE PRICE ($41  DIVIDED BY 5 periods):       $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):                     $7.69
PER-SHARE ADVANTAGE:                                   $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

 SCHWAB'S 10 INVESTING PRINCIPLES

  1 START WITH THE BASICS FOR LONG-TERM INVESTING.

  2 GET STARTED NOW!

  3 KNOW YOURSELF.

  4 INVEST IN THE STOCK MARKET FOR GROWTH.

  5 TAKE A LONG-TERM VIEW.

  6 BUILD A DIVERSIFIED PORTFOLIO.

  7 CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

  8 MINIMIZE YOUR EXPENSES.

  9 STAY ON TRACK.

 10 BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis-- additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in Schwab's free MoneyLink Transfer Service to automatically transfer money to your Schwab account.

With MONEYLINK,-TM- Schwab's electronic funds transfer service, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by short-term market trends. For more information, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM; through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922; or in person at any of our nationwide branches.

(1)Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

KEEPING YOU INFORMED

You can find a wealth of information about our investment philosophy and Funds, as well as the market and economic environments at our Web site:
WWW.SCHWAB.COM/SCHWABFUNDS.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued to grow at a strong real rate of 3.5% during the first three quarters of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%. Hurt by the Asian economic crisis and declining exports, the growth rate slowed from 5.5% in the first quarter to 1.8% in the second quarter. Strong consumer spending--which represents about two-thirds of economic activity-- helped the growth rate rebound to 3.3% during the third quarter.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            1.7%
Q2 1995                                            0.4%
Q3 1995                                            3.3%
Q4 1995                                            2.8%
Q1 1996                                            3.3%
Q2 1996                                            6.1%
Q3 1996                                            2.1%
Q4 1996                                            4.2%
Q1 1997                                            4.2%
Q2 1997                                            4.0%
Q3 1997                                            4.2%
Q4 1997                                            3.0%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Q3 1998                                            3.9%
Source: BLOOMBERG L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for growth--but at a more moderate rate than over the previous nine months. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion. Uncertainties persist, however, as to the ultimate effect that international economic problems may have on the U.S. economy, particularly on corporate earnings. Going forward, the behavior of domestic consumers in response to recent stock market volatility also may be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

After declining to 4.3% in April and May--its lowest level in 28 years--the U.S. unemployment rate stood at 4.6% in October. Labor markets have become extremely tight, growth in the labor force has slowed and wage increases are beginning to put more pressure on labor costs (see Employment Cost Index on the following page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   U.S. UNEMPLOYMENT RATE
Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.0%
Jun-94                             6.1%
Jul-94                             6.1%
Aug-94                             6.1%
Sep-94                             5.9%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.4%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.4%
Apr-95                             5.7%
May-95                             5.6%
Jun-95                             5.6%
Jul-95                             5.7%
Aug-95                             5.7%
Sep-95                             5.7%
Oct-95                             5.6%
Nov-95                             5.6%
Dec-95                             5.6%
Jan-96                             5.7%
Feb-96                             5.5%
Mar-96                             5.5%
Apr-96                             5.5%
May-96                             5.5%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.2%
Sep-96                             5.2%
Oct-96                             5.3%
Nov-96                             5.4%
Dec-96                             5.3%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.2%
Apr-97                             5.0%
May-97                             4.8%
Jun-97                             5.0%
Jul-97                             4.9%
Aug-97                             4.9%
Sep-97                             4.9%
Oct-97                             4.8%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.7%
Feb-98                             4.6%
Mar-98                             4.7%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.6%
Oct-98                             4.6%
Source: BLOOMBERG L.P.

INFLATION

Price inflation remained remarkably well contained. The Consumer Price Index
(CPI) rose just 1.5% for the year ended October 1998, reaching levels during the reporting period that were the lowest since January 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.3%--also very low.

The Employment Cost Index (ECI), which measures inflation in wages, salaries and benefits, increased 3.7% for the year ended September 30, 1998--its largest increase in more than six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION

 Monthly Consumer Price Index             Quarterly Employment Cost Index
Jan-90                    5.2%        Jan-90                             5.46%
Feb-90                    5.3%        Feb-90                             5.46%
Mar-90                    5.2%        Mar-90                             5.46%
Apr-90                    4.7%        Apr-90                             5.40%
May-90                    4.4%        May-90                             5.40%
Jun-90                    4.7%        Jun-90                             5.40%
Jul-90                    4.8%        Jul-90                             5.22%
Aug-90                    5.6%        Aug-90                             5.22%
Sep-90                    6.2%        Sep-90                             5.22%
Oct-90                    6.3%        Oct-90                             4.87%
Nov-90                    6.3%        Nov-90                             4.87%
Dec-90                    6.1%        Dec-90                             4.87%
Jan-91                    5.7%        Jan-91                             4.60%
Feb-91                    5.3%        Feb-91                             4.60%
Mar-91                    4.9%        Mar-91                             4.60%
Apr-91                    4.9%        Apr-91                             4.55%
May-91                    5.0%        May-91                             4.55%
Jun-91                    4.7%        Jun-91                             4.55%
Jul-91                    4.4%        Jul-91                             4.30%
Aug-91                    3.8%        Aug-91                             4.30%
Sep-91                    3.4%        Sep-91                             4.30%
Oct-91                    2.9%        Oct-91                             4.28%
Nov-91                    3.0%        Nov-91                             4.28%
Dec-91                    3.1%        Dec-91                             4.28%
Jan-92                    2.6%        Jan-92                             4.03%
Feb-92                    2.8%        Feb-92                             4.03%
Mar-92                    3.2%        Mar-92                             4.03%
Apr-92                    3.2%        Apr-92                             3.63%
May-92                    3.0%        May-92                             3.63%
Jun-92                    3.1%        Jun-92                             3.63%
Jul-92                    3.2%        Jul-92                             3.50%
Aug-92                    3.1%        Aug-92                             3.50%
Sep-92                    3.0%        Sep-92                             3.50%
Oct-92                    3.2%        Oct-92                             3.48%
Nov-92                    3.0%        Nov-92                             3.48%
Dec-92                    2.9%        Dec-92                             3.48%
Jan-93                    3.3%        Jan-93                             3.52%
Feb-93                    3.2%        Feb-93                             3.52%
Mar-93                    3.1%        Mar-93                             3.52%
Apr-93                    3.2%        Apr-93                             3.59%
May-93                    3.2%        May-93                             3.59%
Jun-93                    3.0%        Jun-93                             3.59%
Jul-93                    2.8%        Jul-93                             3.55%
Aug-93                    2.8%        Aug-93                             3.55%
Sep-93                    2.7%        Sep-93                             3.55%
Oct-93                    2.8%        Oct-93                             3.53%
Nov-93                    2.7%        Nov-93                             3.53%
Dec-93                    2.7%        Dec-93                             3.53%
Jan-94                    2.5%        Jan-94                             3.23%
Feb-94                    2.5%        Feb-94                             3.23%
Mar-94                    2.5%        Mar-94                             3.23%
Apr-94                    2.4%        Apr-94                             3.21%
May-94                    2.3%        May-94                             3.21%
Jun-94                    2.5%        Jun-94                             3.21%
Jul-94                    2.8%        Jul-94                             3.18%
Aug-94                    2.9%        Aug-94                             3.18%
Sep-94                    3.0%        Sep-94                             3.18%
Oct-94                    2.6%        Oct-94                             2.99%
Nov-94                    2.7%        Nov-94                             2.99%
Dec-94                    2.7%        Dec-94                             2.99%
Jan-95                    2.8%        Jan-95                             2.88%
Feb-95                    2.9%        Feb-95                             2.88%
Mar-95                    2.9%        Mar-95                             2.88%
Apr-95                    3.1%        Apr-95                             2.87%
May-95                    3.2%        May-95                             2.87%
Jun-95                    3.0%        Jun-95                             2.87%
Jul-95                    2.8%        Jul-95                             2.68%
Aug-95                    2.6%        Aug-95                             2.68%
Sep-95                    2.5%        Sep-95                             2.68%
Oct-95                    2.8%        Oct-95                             2.75%
Nov-95                    2.6%        Nov-95                             2.75%
Dec-95                    2.5%        Dec-95                             2.75%
Jan-96                    2.7%        Jan-96                             2.80%
Feb-96                    2.7%        Feb-96                             2.80%
Mar-96                    2.8%        Mar-96                             2.80%
Apr-96                    2.9%        Apr-96                             2.87%
May-96                    2.9%        May-96                             2.87%
Jun-96                    2.8%        Jun-96                             2.87%
Jul-96                    3.0%        Jul-96                             2.84%
Aug-96                    2.9%        Aug-96                             2.84%
Sep-96                    3.0%        Sep-96                             2.84%
Oct-96                    3.0%        Oct-96                             2.91%
Nov-96                    3.3%        Nov-96                             2.91%
Dec-96                    3.3%        Dec-96                             2.91%
Jan-97                    3.0%        Jan-97                             2.88%
Feb-97                    3.0%        Feb-97                             2.88%
Mar-97                    2.8%        Mar-97                             2.88%
Apr-97                    2.5%        Apr-97                             2.79%
May-97                    2.2%        May-97                             2.79%
Jun-97                    2.3%        Jun-97                             2.79%
Jul-97                    2.2%        Jul-97                             2.99%
Aug-97                    2.2%        Aug-97                             2.99%
Sep-97                    2.2%        Sep-97                             2.99%
Oct-97                    2.1%        Oct-97                             3.29%
Nov-97                    1.8%        Nov-97                             3.29%
Dec-97                    1.7%        Dec-97                             3.29%
Jan-98                    1.6%        Jan-98                             3.26%
Feb-98                    1.4%        Feb-98                             3.26%
Mar-98                    1.4%        Mar-98                             3.26%
Apr-98                    1.4%        Apr-98                             3.50%
May-98                    1.7%        May-98                             3.50%
Jun-98                    1.7%        Jun-98                             3.50%
Jul-98                    1.7%        Jul-98                             3.70%
Aug-98                    1.6%        Aug-98                             3.70%
Sep-98                    1.5%        Sep-98                             3.70%
Oct-98                    1.5%        Oct-98
Source: BLOOMBERG L.P.

Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Through the third quarter of 1998, year-to-date nonfarm productivity grew at an annualized rate of 2.3%, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

The 12-month reporting period served as a textbook example of the benefits of asset allocation, demonstrating that various segments of the equity market can exhibit markedly divergent returns as well as the relative stability of bond and cash asset classes.

The equity markets experienced significant volatility throughout the period; however, what was truly remarkable was the difference between the returns of large- and small-cap stocks. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, achieved a total return of 22.0% for the 12-month period, while small-cap stocks, as represented by the Russell 2000-Registered Trademark- Index, experienced a total decline of 11.9%, resulting in a difference of 33.9% between the 12-month total returns for the two asset classes.

International stock returns were characterized by the markedly divergent performance of Asian countries, which experienced significant declines, and European countries, which experienced healthy gains for the period. International stock returns, as represented by the MSCI-EAFE-Registered Trademark- Index, experienced a positive total return of 9.7% for the 12-month reporting period.

Reflecting the decline in interest rates, fixed income returns were generally strong for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 9.3% for the 12-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      TOTAL-RETURN PERFORMANCE
VALUE OF A HYPOTHETICAL $1 INVESTMENT
                                                            RUSSELL
                                S&P 500-REGISTERED      2000-REGISTERED       MSCE-EAFE-REGISTERED     LEHMAN AGGREGATE
                                 TRADEMARK- INDEX       TRADEMARK- INDEX        TRADEMARK- INDEX          BOND INDEX
Inception                              1.000                  1.000                   1.000                  1.000
Nov-97                                 1.046                  0.994                   0.990                  1.005
Dec-97                                 1.064                  1.011                   0.998                  1.015
Jan-98                                 1.076                  0.995                   1.044                  1.028
Feb-98                                 1.154                  1.068                   1.111                  1.027
Mar-98                                 1.213                  1.112                   1.145                  1.030
Apr-98                                 1.225                  1.118                   1.154                  1.036
May-98                                 1.204                  1.058                   1.149                  1.046
Jun-98                                 1.253                  1.060                   1.157                  1.054
Jul-98                                 1.240                  0.975                   1.169                  1.057
Aug-98                                 1.061                  0.785                   1.024                  1.074
Sep-98                                 1.129                  0.847                   0.993                  1.099
Oct-98                                 1.220                  0.881                   1.096                  1.093

Compiled by Charles Schwab & Co., Inc.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

(1)The MSCI-EAFE Index, also referred to as the MSCI-EAFE (ND) Index, represents total return net of foreign income taxes withheld on dividends.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500 Index demonstrated the volatility of U.S. equities during the reporting period. (The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential.) At the end of October 1997, the P/E ratio of the S&P 500 Index was 22.8. It reached a high for the decade of 28.3 in April, then declined precipitously to 22.8 at the end of August before rising once again to 27.6 at the end of October 1998. In addition to the P/E ratio's volatility, current valuation levels remain well above the S&P 500's 30-year average of 15.0.

Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 PRICE/EARNINGS RATIO
Jan-90                     14.37
Feb-90                     14.21
Mar-90                     14.77
Apr-90                     14.82
May-90                     15.84
Jun-90                     16.66
Jul-90                     16.65
Aug-90                     15.57
Sep-90                     14.90
Oct-90                     14.36
Nov-90                     14.59
Dec-90                     15.19
Jan-91                     14.95
Feb-91                     16.82
Mar-91                     17.48
Apr-91                     17.85
May-91                     17.92
Jun-91                     17.96
Jul-91                     18.07
Aug-91                     19.72
Sep-91                     19.88
Oct-91                     19.92
Nov-91                     21.02
Dec-91                     21.85
Jan-92                     23.35
Feb-92                     23.83
Mar-92                     25.45
Apr-92                     25.51
May-92                     25.71
Jun-92                     25.08
Jul-92                     25.61
Aug-92                     25.50
Sep-92                     24.37
Oct-92                     23.94
Nov-92                     24.08
Dec-92                     24.01
Jan-93                     24.20
Feb-93                     24.25
Mar-93                     24.22
Apr-93                     23.20
May-93                     23.21
Jun-93                     22.58
Jul-93                     22.52
Aug-93                     23.02
Sep-93                     23.74
Oct-93                     23.97
Nov-93                     22.55
Dec-93                     23.55
Jan-94                     22.98
Feb-94                     21.17
Mar-94                     20.34
Apr-94                     20.10
May-94                     20.16
Jun-94                     19.76
Jul-94                     18.64
Aug-94                     18.90
Sep-94                     18.26
Oct-94                     17.55
Nov-94                     16.58
Dec-94                     16.98
Jan-95                     16.23
Feb-95                     16.20
Mar-95                     16.50
Apr-95                     16.02
May-95                     16.43
Jun-95                     16.82
Jul-95                     16.55
Aug-95                     16.18
Sep-95                     16.86
Oct-95                     16.18
Nov-95                     17.14
Dec-95                     17.41
Jan-96                     18.11
Feb-96                     18.56
Mar-96                     18.94
Apr-96                     19.16
May-96                     19.48
Jun-96                     19.30
Jul-96                     18.31
Aug-96                     18.62
Sep-96                     19.75
Oct-96                     19.60
Nov-96                     21.05
Dec-96                     20.70
Jan-97                     20.55
Feb-97                     20.98
Mar-97                     19.87
Apr-97                     20.24
May-97                     21.43
Jun-97                     22.45
Jul-97                     23.92
Aug-97                     22.64
Sep-97                     24.00
Oct-97                     22.84
Nov-97                     24.02
Dec-97                     24.51
Jan-98                     24.99
Feb-98                     26.44
Mar-98                     27.76
Apr-98                     26.51
May-98                     26.12
Jun-98                     27.09
Jul-98                     26.78
Aug-98                     22.77
Sep-98                     24.23
Oct-98                     27.58
30-Year Average
Source: BLOOMBERG L.P.

TREASURY YIELDS

Treasury yields fell significantly during the 12-month reporting period--by 0.99% to 5.16% for 30-year bonds and by 1.48% to 4.23% for five-year notes. International economic problems were a major factor contributing to the decline in yields. Investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. The Federal Reserve's decision to leave rates unchanged throughout most of the reporting period--in part due to international market turbulence as well as acceptable domestic economic statistics showing strong growth coupled with con-tained inflation--also led to favorable fixed income market conditions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                                      30-YEAR     FIVE-YEAR
                                                     TREASURY     TREASURY
                                                    BOND YIELD   NOTE YIELD
10/31/97                                               6.15%        5.71%
11/7/97                                                6.16%        5.81%
11/14/97                                               6.11%        5.80%
11/21/97                                               6.03%        5.75%
11/28/97                                               6.05%        5.84%
12/5/97                                                6.08%        5.88%
12/12/97                                               5.93%        5.69%
12/19/97                                               5.92%        5.71%
12/26/97                                               5.90%        5.71%
1/2/98                                                 5.84%        5.61%
1/9/98                                                 5.73%        5.25%
1/16/98                                                5.81%        5.40%
1/23/98                                                5.97%        5.52%
1/30/98                                                5.80%        5.38%
2/6/98                                                 5.92%        5.47%
2/13/98                                                5.85%        5.42%
2/20/98                                                5.87%        5.49%
2/27/98                                                5.92%        5.59%
3/6/98                                                 6.02%        5.65%
3/13/98                                                5.89%        5.53%
3/20/98                                                5.89%        5.55%
3/27/98                                                5.96%        5.68%
4/3/98                                                 5.79%        5.49%
4/10/98                                                5.88%        5.56%
4/17/98                                                5.88%        5.56%
4/24/98                                                5.95%        5.63%
5/1/98                                                 5.93%        5.62%
5/8/98                                                 5.98%        5.65%
5/15/98                                                5.97%        5.67%
5/22/98                                                5.90%        5.64%
5/29/98                                                5.80%        5.55%
6/5/98                                                 5.79%        5.59%
6/12/98                                                5.66%        5.45%
6/19/98                                                5.67%        5.51%
6/26/98                                                5.63%        5.49%
7/3/98                                                 5.60%        5.41%
7/10/98                                                5.63%        5.40%
7/17/98                                                5.75%        5.49%
7/24/98                                                5.69%        5.48%
7/31/98                                                5.71%        5.50%
8/7/98                                                 5.63%        5.38%
8/14/98                                                5.54%        5.33%
8/21/98                                                5.43%        5.19%
8/28/98                                                5.34%        4.90%
9/4/98                                                 5.29%        4.89%
9/11/98                                                5.23%        4.65%
9/18/98                                                5.15%        4.52%
9/25/98                                                5.11%        4.37%
10/2/98                                                4.84%        4.08%
10/9/98                                                5.12%        4.46%
10/16/98                                               4.98%        4.04%
10/23/98                                               5.18%        4.30%
10/30/98                                               5.16%        4.23%
Source: BLOOMBERG L.P.

In an effort to provide liquidity to financial markets and shelter the U.S. economy from the impact of increasing weakness in foreign economies, the Federal Reserve cut short-term interest rates three times since the end of September. At the time of this writing, the federal funds rate stood at 4.75%.

 This market overview has been provided by the portfolio management team.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

GERI HOM, vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the Fund's portfolio. Geri joined CSIM in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $8.6 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

PRAVEEN GOTTIPALLI, portfolio manager, is director of investments for Symphony Asset Management (Symphony), a wholly owned subsidiary of BARRA, Inc. and the Fund's subadvisor. Prior to joining Symphony in May 1994, Praveen was director of the Active Strategies Group of BARRA, which provides innovative analytical models, software and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the Fund's non-cash investments, as well as investment research and statistical information.

FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                                SINCE
                                                                               INCEPTION
                                                                   ONE YEAR    (7/1/96)
-----------------------------------------------------------------------------------------
SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-(1)                       18.37%     23.99%
-----------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                  21.99%     25.72%
-----------------------------------------------------------------------------------------
Average Large-Cap Fund(2)                                            13.16%     19.51%
-----------------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab Analytics Fund, made at its inception, with a similar investment in the S&P 500 Index.
(1)The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.75%. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 18.00% and 23.51%, respectively, as of 10/31/98.

(2)Based on data supplied by Morningstar, Inc. Returns are load-adjusted. Average annual total returns for 1,575 and 1,219 large-cap funds, respectively, for the one-year and since-inception periods.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   SCHWAB ANALYTICS FUND
                              SCHWAB ANALYTICS FUND     S&P 500
7/1/96                              $10,000             $10,000
7/31/96                              $9,690              $9,558
8/31/96                              $9,880              $9,760
9/30/96                             $10,620             $10,308
10/31/96                            $11,010             $10,593
11/30/96                            $11,640             $11,393
12/31/96                            $11,368             $11,168
1/31/97                             $11,959             $11,865
2/28/97                             $11,908             $11,958
3/31/97                             $11,287             $11,468
4/30/97                             $12,081             $12,152
5/31/97                             $12,722             $12,890
6/30/97                             $13,272             $13,468
7/31/97                             $14,462             $14,539
8/31/97                             $13,821             $13,724
9/30/97                             $14,646             $14,475
10/31/97                            $13,964             $13,992
11/30/97                            $14,676             $14,640
12/31/97                            $14,963             $14,891
1/31/98                             $15,054             $15,057
2/28/98                             $16,155             $16,142
3/31/98                             $16,801             $16,969
4/30/98                             $16,949             $17,140
5/31/98                             $16,620             $16,845
6/30/98                             $17,448             $17,529
7/31/98                             $17,198             $17,343
8/31/98                             $14,555             $14,839
9/30/98                             $15,565             $15,790
10/31/98                            $16,529             $17,074

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

PORTFOLIO SUMMARY

Schwab Analytics Fund-Registered Trademark- (the Fund) invests primarily in the common stocks of large- and mid-cap publicly traded U.S. companies. The Fund will typically invest in the stocks of at least 50 issuers. The Fund intends to maintain industry diversification similar to that of the S&P
500-Registered Trademark- Index. Following are the Fund's 10 largest holdings and economic sectors in which it was invested as of October 31, 1998.

TOP 10 HOLDINGS AS A PERCENTAGE
OF FUND INVESTMENTS(1)

----------------------------------------------
Schering Plough Corp.                    4.32%
----------------------------------------------
General Electric Co.                     3.75%
----------------------------------------------
Microsoft Corp.                          3.73%
----------------------------------------------
Bristol-Myers Squibb
Co.                                      3.69%
----------------------------------------------
BellSouth Corp.                          3.40%
----------------------------------------------
McKesson Corp.                           2.85%
----------------------------------------------
AT&T Corp.                               2.47%
----------------------------------------------
Dell Computer                            2.42%
----------------------------------------------
Cisco Systems, Inc.                      2.33%
----------------------------------------------
Gap, Inc.                                2.31%
----------------------------------------------
Total                                   31.27%
----------------------------------------------

PORTFOLIO BY ECONOMIC SECTOR(1)

---------------------------------------------------
Healthcare/Drugs and Medicine                14.67%
---------------------------------------------------
Business Machines and Software               12.29%
---------------------------------------------------
Telephone                                     9.53%
---------------------------------------------------
Retail                                        7.34%
---------------------------------------------------
Banks                                         7.05%
---------------------------------------------------
Electronics                                   6.70%
---------------------------------------------------
Producer Goods and Manufacturing              4.79%
---------------------------------------------------
Miscellaneous Finance                         4.09%
---------------------------------------------------
Oil-International                             3.74%
---------------------------------------------------
Media                                         3.22%
---------------------------------------------------

(1)This information is as of 10/31/98, is not indicative of current or future investments and does not include cash equivalents. These percentages do not take into account other assets and liabilities. A complete list of the Fund's holdings as of 10/31/98 can be found in the Schedule of Investments later in this report.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. The Schwab Analytics Fund-Registered Trademark- achieved a total return of 18.37% for the year ended October 31, 1998. That gain exceeded the average U.S. large-cap fund by 5.21%, according to data provided by Morningstar Inc. From its inception on July 1, 1996, through October 31, 1998, the Fund's average annual total return exceeded the average U.S. large-cap fund by 4.48%, but lagged its benchmark, the S&P 500-Registered Trademark- Index, by 1.73%.(1)

Q. HOW DO THE FUND'S HOLDINGS DIFFER FROM THE STOCKS IN THE S&P
500-REGISTERED TRADEMARK- INDEX?

A. First, the Fund holds significantly fewer stocks than the Index--98 as of October 31, 1998. The Fund's management team monitors a universe of roughly 1,300 large- and mid-sized companies with current market capitalizations of $500 million or more. This group is then narrowed down to approximately 100 stocks that our computer model identifies as having the best return potential based on valuation factors, insider-selling activity and projections from analysts who have demonstrated superior forecasting skills.

(1)Source: Morningstar, Inc. The Large-Cap Fund category contains 1,219 funds with track records from the since-inception period as of 10/31/98. Although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

Second, the average market capitalization of the Fund is somewhat smaller than that of the Index. Because the management team picks its securities from a larger universe, the Fund--unlike the Index--has the potential of having mid-cap exposure. This was the case throughout the reporting period as approximately 15% to 20% of the Fund's holdings were in companies outside the S&P 500 Index. As a group, these companies had smaller average market capitalizations than the Index.

Finally, from an investment-style perspective, the Fund has a stronger value orientation than does the Index. Frequently, the Fund's selection criteria will favor stocks with a value orientation, or those stocks with relatively lower price-to-earnings and/or price-to-book-value ratios, compared to the Index.

Q. WHICH ELEMENTS OF THE FUND'S STRATEGY HAVE WORKED PARTICULARLY WELL, AND WHICH HAVE BEEN DISAPPOINTING?

A. On the positive side, the Fund's stock selection methodology has enabled it to outperform the average large-cap fund by 4.48% annually since its inception. On the other hand, its somewhat more mid-cap, value-oriented portfolio has not experienced the same success that large-cap growth stocks have over either the period that the Fund has been in operation or for the year ended October 31, 1998. The returns for the various indices are shown below:

                                                          AVERAGE ANNUAL RETURNS
                                                                       INCEPTION
                                                         YEAR ENDED       TO
CATEGORY REPRESENTED                INDEX                 10/31/98     10/31/98
--------------------------------------------------------------------------------
         --            Schwab Analytics Fund               18.37%       23.99%
--------------------------------------------------------------------------------
Ultra Large-Cap        S&P 100 Index                       24.79%       26.29%
--------------------------------------------------------------------------------
Large-Cap              S&P 500 Index                       21.99%       25.72%
--------------------------------------------------------------------------------
Mid-Cap                S&P Mid-Cap 400                      6.68%       17.59%
--------------------------------------------------------------------------------
Large-Cap Value        S&P 500 Barra Value Index           10.93%       19.16%
--------------------------------------------------------------------------------
Large-Cap Growth       S&P 500 Barra Growth Index          32.00%       30.82%
--------------------------------------------------------------------------------

Q. OF STOCKS THE FUND HELD AT THE CLOSE OF THE PERIOD, WHICH HAD APPRECIATED THE MOST SINCE THE FUND ACQUIRED THEM?

A. The five stocks with the greatest appreciation as of the close of the reporting period were:

                                                        INITIAL                 PERCENTAGE
                                                      ACQUISITION  PERCENTAGE    OF FUND
                                                         DATE     APPRECIATION (10/31/98)(1)
--------------------------------------------------------------------------------------------
Intel Corp.                                             7/3/96       141.54%       0.90%
--------------------------------------------------------------------------------------------
Dell Computer                                          1/15/98       103.01%       2.42%
--------------------------------------------------------------------------------------------
Merck & Co., Inc.                                      8/19/96       100.99%       0.82%
--------------------------------------------------------------------------------------------
Cigna                                                   7/3/96        91.85%       1.39%
--------------------------------------------------------------------------------------------
BellSouth Corp.                                         7/3/96        91.91%       3.40%
--------------------------------------------------------------------------------------------

(1)These percentages do not take into account other assets and liabilities.

SCHWAB ANALYTICS FUND(REGISTRATION MARK)
SCHEDULE OF INVESTMENTS
October 31, 1998
                                                    Number       Value
                                                  of Shares      (000s)
                                                  ---------     --------
COMMON STOCKS -- 97.2%
AEROSPACE/DEFENSE -- 2.2%
BE Aerospace, Inc.(DAGGER)                           38,600     $    830
General Dynamics Corp.                               29,200        1,728
United Technologies Corp.                            17,400        1,657
                                                                --------
                                                                   4,215
                                                                --------
AIR TRANSPORTATION -- 0.5%
Continental Airlines, Inc. Class B(DAGGER)           22,600          896
                                                                --------
APPAREL -- 0.3%
Wolverine World Wide, Inc.                           37,300          487
                                                                --------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLE -- 1.6%
Ford Motor Co.                                       51,000        2,767
Navistar International Corp.(DAGGER)                 17,500          365
                                                                --------
                                                                   3,132
                                                                --------
BANKS -- 7.0%
Amsouth Bancorp.                                     25,100        1,006
City National Corp.                                  57,600        1,969
Comerica, Inc.                                       20,700        1,335
Dime Bancorp, Inc.                                   16,900          402
Fifth Third Bancorp.                                 18,100        1,199
First Union Corp.                                     9,600          557
Firstar Corp.                                        17,400          987
Fleet Financial Group, Inc.                          48,000        1,917
North Fork Bancorp, Inc.                             76,100        1,513
SunTrust Banks, Inc.                                 35,100        2,446
                                                                --------
                                                                  13,331
                                                                --------
BUSINESS MACHINES & SOFTWARE -- 12.1%
Cisco Systems, Inc.(DAGGER)                          69,900        4,404
Compaq Computer Corp.                                17,500          553
Dell Computer Corp.(DAGGER)                          69,700        4,574
International Business Machines
  Corp.                                              16,700        2,479
Lexmark International Group, Inc.,
  Class A(DAGGER)                                    18,000        1,259
Microsoft Corp.(DAGGER)                              66,700        7,062
Unisys Corp.(DAGGER)                                 65,200        1,736
Xerox Corp.                                          12,300        1,192
                                                                --------
                                                                  23,259
                                                                --------


                                                    Number       Value
                                                  of Shares      (000s)
                                                  ---------     --------
BUSINESS SERVICES -- 1.7%
Tyco International Ltd.                              53,100     $  3,289
                                                                --------
CHEMICAL -- 0.6%
E. I. duPont de Nemours & Co.                        10,900          627
Lyondell Petrochemical  Co.                          33,100          558
                                                                --------
                                                                   1,185
                                                                --------
CONSTRUCTION -- 2.3%
Centex Corp.                                         30,100        1,008
Southdown, Inc.                                      31,700        1,726
Vulcan Materials, Inc.                               14,400        1,708
                                                                --------
                                                                   4,442
                                                                --------
CONSUMER - DURABLE -- 1.0%
Masco Corp.                                          37,300        1,052
Maytag Corp.                                         15,400          761
                                                                --------
                                                                   1,813
                                                                --------
CONSUMER - NONDURABLE -- 0.5%
Darden Restaurants, Inc.                             58,500          965
                                                                --------
ELECTRONICS -- 6.7%
ADC Telecommunications, Inc.(DAGGER)                 79,600        1,831
Cadence Design Systems, Inc.(DAGGER)                 61,500        1,315
General Instrument Corp.(DAGGER)                    131,600        3,380
Intel Corp.                                          19,100        1,704
Lucent Technologies, Inc.                            19,300        1,548
Northern Telecom Ltd.                                26,800        1,147
Texas Instruments, Inc.                              27,500        1,758
                                                                --------
                                                                  12,683
                                                                --------
ENERGY - RAW MATERIALS -- 0.8%
Apache Corp.                                         19,500          552
Baker Hughes, Inc.                                   23,000          508
Schlumberger Ltd.                                     9,600          504
                                                                --------
                                                                   1,564
                                                                --------
FOOD & AGRICULTURE -- 3.1%
Coca-Cola Co.                                        18,300        1,238
Dean Foods Co.                                       18,900          886
IBP, Inc.                                            29,200          790
Quaker Oats Co.                                      51,200        3,024
                                                                --------
                                                                   5,938
                                                                --------

                                                    Number       Value
                                                  of Shares      (000s)
                                                  ---------     --------
HEALTHCARE, DRUGS & MEDICINE -- 14.5%
Allergan, Inc.                                        8,000     $    500
Baxter International, Inc.                           15,300          917
Bristol-Myers Squibb Co.                             63,100        6,976
Guidant Corp.                                        30,800        2,356
Johnson & Johnson                                    23,200        1,891
McKesson Corp.                                       70,100        5,398
Merck & Co., Inc.                                    11,500        1,555
Schering-Plough Corp.                                79,400        8,168
                                                                --------
                                                                  27,761
                                                                --------
HOUSEHOLD PRODUCTS -- 1.6%
Colgate-Palmolive Co.                                21,900        1,935
Procter & Gamble Co.                                 12,900        1,147
                                                                --------
                                                                   3,082
                                                                --------
INSURANCE -- 3.2%
Allstate Corp.                                       38,000        1,636
American International Group, Inc.                   21,000        1,790
CIGNA Corp.                                          36,000        2,626
                                                                --------
                                                                   6,052
                                                                --------
MEDIA -- 3.2%
McGraw Hill Companies, Inc.                          17,600        1,583
New York Times Co. Class A                           37,100        1,048
Tribune Co.                                          19,600        1,130
Washington Post Co.                                   4,400        2,336
                                                                --------
                                                                   6,097
                                                                --------
MISCELLANEOUS FINANCE -- 4.0%
Edwards (A.G.), Inc.                                 23,000          795
Fannie Mae                                           21,300        1,508
Freddie Mac                                          31,500        1,811
Providian Financial Corp.                            45,600        3,620
                                                                --------
                                                                   7,734
                                                                --------
NON-FERROUS METALS -- 0.7%
Aluminum Company of America                           8,000          634
Engelhard Corp.                                      30,400          638
                                                                --------
                                                                   1,272
                                                                --------

                                                    Number       Value
                                                  of Shares      (000s)
                                                  ---------     --------
OIL - DOMESTIC -- 0.2%
Pennzoil Co.                                         11,700     $    420
                                                                --------
OIL - INTERNATIONAL -- 3.7%
Chevron Corp.                                        19,800        1,614
Exxon Corp.                                          22,000        1,567
Royal Dutch Petroleum Co. -
  Sponsored ADR**                                    24,100        1,187
Texaco, Inc.                                         45,700        2,711
                                                                --------
                                                                   7,079
                                                                --------
PAPER & FOREST PRODUCTS -- 0.1%
Fort James Corp.                                      6,000          242
                                                                --------
PRODUCER GOODS & MANUFACTURING -- 4.7%
General Electric Co.                                 81,000        7,088
Ingersoll-Rand Co.                                   19,900        1,005
Kansas City Southern Industries, Inc.                25,200          973
                                                                --------
                                                                   9,066
                                                                --------
RETAIL -- 7.3%
Dayton Hudson Corp.                                  38,700        1,640
Gap, Inc.                                            72,550        4,362
Kroger Co.(DAGGER)                                   36,800        2,042
Safeway, Inc.(DAGGER)                                46,500        2,223
TJX Companies, Inc.                                  57,900        1,097
Wal-Mart Stores, Inc.                                36,600        2,526
                                                                --------
                                                                  13,890
                                                                --------
TELEPHONE -- 9.4%
AT&T Corp.                                           75,000        4,669
Bell Atlantic Corp.                                  45,900        2,438
BellSouth Corp.                                      80,700        6,441
Century Telephone Enterprises,
  Inc.                                               28,200        1,602
US West, Inc. (Communications Group)                 50,200        2,880
                                                                --------
                                                                  18,030
                                                                --------
TOBACCO -- 1.8%
Fortune Brands, Inc.                                 22,700          750
Philip Morris Companies, Inc.                        32,100        1,641
Universal Corp.                                      30,700        1,140
                                                                --------
                                                                   3,531
                                                                --------

SCHWAB ANALYTICS FUND(REGISTRATION MARK)
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998

                                                    Number       Value
                                                  of Shares      (000s)
                                                  ---------     --------
UTILITIES - ELECTRIC & GAS -- 2.4%
Consolidated Edison, Inc.                            43,500     $  2,180
First Energy Corp.                                   32,500          975
PECO Energy Co.                                      16,600          642
Williams Companies, Inc.                             30,100          826
                                                                --------
                                                                   4,623
                                                                --------
TOTAL COMMON STOCKS
  (Cost $148,096)                                                186,078
                                                                --------
                                                      Par
                                                     (000s)
                                                     ------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Bills (a)(b)
   4.62%, 12/17/98                                   $  200          199
                                                                --------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $198)                                                        199
                                                                --------
SHORT-TERM INVESTMENTS -- 1.5%
Temporary Investment Fund, Inc. -
  Temp Cash Portfolio
   2.72%*, 11/06/98                                   2,944        2,944
                                                                --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,944)                                                    2,944
                                                                --------
TOTAL INVESTMENTS -- 98.8%
  (Cost $151,238)                                                189,221
                                                                --------
OTHER ASSETS AND LIABILITIES -- 1.2%
   Other assets                                                    5,847
   Liabilities                                                    (3,555)
                                                                --------
                                                                   2,292
                                                                --------
TOTAL NET ASSETS -- 100.0%                                      $191,513
                                                                ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULE OF INVESTMENTS
October 31, 1998

(DAGGER)  Non-Income Producing Security.
       *  Interest rate represents the yield on report date.
      **  ADR -- American Depository Receipt.
     (a)  Yields shown are effective yields at time of purchase.
     (b) These securities, or portion thereof, are being used to collaterize open financial futures contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(REGISTRATION MARK)
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
October 31, 1998

ASSETS
Investments, at value (Cost: $151,238)                                  $189,221
Amounts on deposit with broker                                               827
Receivables:
   Dividends                                                                 222
   Investments sold                                                        4,233
   Fund shares sold                                                          474
   Variation margin                                                           91
                                                                        --------
     Total assets                                                        195,068
                                                                        --------
LIABILITIES
Payables:
   Investments purchased                                                   3,294
   Fund shares redeemed                                                      169
   Investment advisory and administration fees                                10
   Transfer agency and shareholder service fees                                6
Accrued expenses                                                              76
                                                                        --------
     Total liabilities                                                     3,555
                                                                        --------
Net assets applicable to outstanding shares                             $191,513
                                                                        ========
NET ASSETS CONSIST OF:
Paid-in-capital                                                         $145,344
Undistributed net investment income                                          965
Accumulated net realized gain on investments sold and
   futures contracts                                                       7,130
Net unrealized appreciation on investments and futures contracts          38,074
                                                                        --------
                                                                        $191,513
                                                                        ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)      13,142
Net asset value, offering and redemption price per share                  $14.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(REGISTRATION MARK)
STATEMENT OF OPERATIONS (in thousands)
For the year ended October 31, 1998

Investment income:
   Dividends (net of foreign taxes withheld of $5)                      $ 2,617
   Interest                                                                  38
                                                                        -------
     Total investment income                                              2,655
                                                                        -------
Expenses:
   Investment advisory and administration fees                            1,362
   Transfer agency and shareholder service fees                             460
   Custodian and portfolio accounting fees                                   93
   Registration fees                                                         31
   Professional fees                                                         26
   Shareholder reports                                                       64
   Trustees' fees                                                             8
   Insurance and other expenses                                              10
                                                                        -------
                                                                          2,054
Less: expenses reduced (see Note 4)                                        (680)
                                                                        -------
     Net expenses incurred by Fund                                        1,374
                                                                        -------
Net investment income                                                     1,281
                                                                        -------
Net realized gain (loss) on investments and futures contracts:
   Net realized gain on investments sold                                  7,142
   Net realized loss on futures contracts                                   (12)
                                                                        -------
Net realized gain (loss) on investments and futures contracts             7,130
                                                                        -------
Change in net unrealized appreciation on investments and
  futures contracts:
   Net unrealized appreciation on investments                            18,849
   Net unrealized appreciation on futures contracts                          91
                                                                        -------
Net unrealized appreciation on investments and futures contacts          18,940
                                                                        -------
Net gain on investments                                                  26,070
                                                                        -------
Increase in net assets resulting from operations                        $27,351
                                                                        =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(REGISTRATION MARK)
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                                    Year ended   Year ended
                                                                                    October 31,  October 31,
                                                                                        1998        1997
                                                                                    -----------  -----------
Operations:
   Net investment income                                                              $  1,281     $  1,287
   Net realized gain on investments sold and futures contracts                           7,130       14,558
   Change in net unrealized appreciation on investments and futures contracts           18,940       11,723
                                                                                      --------     --------
       Increase in net assets resulting from operations                                 27,351       27,568
                                                                                      --------     --------
Dividends and distributions:
   Dividends to shareholders from net investment income                                 (1,345)        (682)
   Distributions to shareholders from net capital gains                                (14,558)      (1,141)
                                                                                      --------     --------
       Total dividends and distributions to shareholders                               (15,903)      (1,823)
                                                                                      --------     --------
Capital share transactions:
   Proceeds from shares sold                                                            72,094       68,744
   Net asset value of shares issued in reinvestment of dividends                        14,976        1,706
   Less payments for shares redeemed                                                   (56,877)     (44,112)
                                                                                      --------     --------
   Increase in net assets from capital share transactions                               30,193       26,338
                                                                                      --------     --------
       Total increase in net assets                                                     41,641       52,083

Net assets:
   Beginning of period                                                                 149,872       97,789
                                                                                      --------     --------
   End of period (including undistributed net investment
     income of $965 and $1,023 respectively)                                          $191,513     $149,872
                                                                                      ========     ========
Number of fund shares:
   Sold                                                                                  5,018        5,463
   Reinvested                                                                            1,179          150
   Redeemed                                                                             (3,975)      (3,574)
                                                                                      --------     --------
   Net increase in shares outstanding                                                    2,222        2,039

Shares outstanding:
   Beginning of period                                                                  10,920        8,881
                                                                                      --------     --------
   End of period                                                                        13,142       10,920
                                                                                      ========     ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND(REGISTRATION MARK)
FINANCIAL HIGHLIGHTS
                                                                        1998            1997           1996(1)
                                                                      --------        --------        -------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                                $  13.72        $  11.01        $ 10.00
                                                                      --------        --------        -------
From investment operations:
   Net investment income on investments                                   0.10            0.13           0.05
   Net realized and unrealized gain on investments
      and futures contracts                                               2.20            2.79           0.96
                                                                      --------        --------        -------
   Total income from investment operations                                2.30            2.92           1.01

Less dividends and distributions:
   Dividends from net investment income                                  (0.12)          (0.08)            --
   Distributions from realized gain on investments                       (1.33)          (0.13)            --
                                                                      --------        --------        -------
   Total dividends and distributions                                     (1.45)          (0.21)            --
                                                                      --------        --------        -------
NET ASSET VALUE AT END OF PERIOD                                      $  14.57        $  13.72        $ 11.01
                                                                      ========        ========        =======
Total return (%)                                                         18.37           26.83          10.10*

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------
Ratio of net operating expenses to average net assets                     0.75            0.74           0.75**
Reductions reflected in above expense ratio                               0.37            0.41           0.76**
Ratio of net investment income to average net assets                      0.70            1.04           1.41**
Portfolio turnover rate                                                    115             120             33
Net assets, end of period (000s)                                      $191,513        $149,872        $97,789

(1) For the period from July 1, 1996 (commencement of operations) to October 31, 1996.
 *  Not annualized
**  Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1998
(All currency amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUND

The Schwab Analytics Fund(REGISTRATION MARK) (the "Fund") is a series of Schwab Capital Trust (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek long-term capital growth.

In addition to the Fund, the Trust also offers the Schwab S&P 500 Fund, Schwab International Index Fund(REGISTRATION MARK), Schwab Small-Cap Index Fund(REGISTRATION MARK), Schwab MarketTrack All Equity Portfolio(TRADE MARK), Schwab MarketTrack Growth Portfolio(TRADE MARK) (formerly Schwab Asset Director(REGISTRATION MARK)--High Growth Fund), Schwab MarketTrack Balanced Portfolio(TRADE MARK) (formerly Schwab Asset Director(REGISTRATION
MARK)--Balanced Growth Fund), Schwab MarketTrack Conservative Portfolio(TRADE
MARK) (formerly Schwab Asset Director(REGISTRATION MARK)--Conservative Growth
Fund), Schwab MarketManager Balanced Portfolio(TRADE MARK) (formerly Schwab OneSource--Balanced Allocation Fund), Schwab MarketManager Growth Portfolio(TRADE MARK) (formerly Schwab OneSource--Growth Allocation Fund), Schwab MarketManager International Portfolio(TRADE MARK) (formerly Schwab OneSource--International Fund) and Schwab MarketManager Small Cap Portfolio(TRADE MARK) (formerly Schwab OneSource--Small Company Fund). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Financial futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income (including accretion of discounts) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FINANCIAL FUTURES CONTRACTS -- The Fund may invest in financial futures contracts. The Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The variation margin represents the daily fluctuation in the value of the contract and is recorded by the Fund as unrealized gains or losses. The Fund records a realized gain or loss equal to the variation margin at the time the contracts are closed.

The Fund will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the Fund's Statement of Operations at any given time.

As of October 31, 1998, the Fund had the following S&P 500 Index Futures contracts:

          Number of                                                  Unrealized
          Contacts       Contract Value         Expiration          Appreciation
          ---------      --------------         -----------         ------------
              3               $829              December 98              $91

The cash and eligible securities on deposit with a broker available to cover margin requirements for open financial futures contracts at October 31, 1998 were $827 and $199, respectively. The Fund has segregated short-term investments for the remaining portion of the contract.

EXPENSES -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1998, (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $38,074, of which $41,453 related to appreciated securities and $3,379 related to depreciated securities.

RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $6 for the Fund has been reclassified from paid-in-capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets in excess of $2 billion. The Investment Adviser has reduced a portion of its fee for the year ended October 31, 1998 (see Note 4).

SUB-ADVISORY AGREEMENT -- The Investment Adviser has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Adviser pays Symphony an annual fee, payable monthly, of 0.20% of the Fund's average daily net assets on the first $300 million, 0.15% of the next $500 million, and 0.10% of such net assets over $800 million.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the year ended October 31, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees aggregating $8, related to the Trust's unaffiliated trustees.

4.  EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The Investment Adviser and Schwab guarantee that, through at least February 28, 1999, the Fund's total operating expenses will not exceed 0.75% of the Fund's average daily net assets, after waivers and reimbursements. For purposes of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items.

For the year ended October 31, 1998, the total of such fees reduced by the Investment Adviser was $680.

5.  BORROWING AGREEMENTS

The Trust has credit arrangements with PNC Bank, N.A. and Bank of America NT & SA whereby the Trust may borrow on behalf of the Fund, on a temporary basis, to fund shareholder redemptions. The Trust may borrow an aggregate amount of up to $100 million from PNC Bank N.A. and $25 million from Bank of America NT & SA. The Trust has a credit arrangement with The Bank of New York whereby the Trust may borrow on behalf of the Fund an aggregate amount of up to $150 million, on a temporary basis, to fund shareholder redemptions. Amounts borrowed under these arrangements bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. For the year ended October 31, 1998, the Fund had no borrowings under these arrangements.

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, for the year ended October 31, 1998 were $220,126 and $205,227, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Schwab Analytics Fund(REGISTRATION MARK)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Analytics Fund(REGISTRATION
MARK) (one series constituting part of Schwab Capital Trust, hereafter referred to as the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
December 8, 1998

TAX DESIGNATIONS (unaudited)

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Schwab Analytics Fund hereby designates 20% of the ordinary income dividends as qualifying for the dividends received deduction for the fiscal year ended October 31, 1998.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small-Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY -Registered Trademark-

101 Montgomery Street
San Francisco, California 94104










INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C- 1988 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20415 (1298-4860) MKT3811(12/98)